United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08359

The Westport Funds

(Exact name of registrant as specified in charter)

253 Riverside Avenue, Westport, Connecticut 06880

(Address of principal executive offices) (Zip code)

Edmund H. Nicklin, Jr., 253 Riverside Avenue, Westport, Connecticut 06880

(Name and address of agent for service)

Registrant's telephone number, including area code:  (888) 593-7878

Date of fiscal year end:   12/31

Date of reporting period: 06/30/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The Westport Funds

Westport Select Cap Fund
Westport Fund

Semi-Annual Report
June 30, 2010
(Unaudited)

WESTPORT INVESTMENTS

Performance Results
THE WESTPORT FUNDS
Average Annual Total Returns*– June 30, 2010

Fund or Index	Six Months	One Year	Five Years	Ten Years#	Since Inception#,i
Westport Select Cap Fund – Class Rii	2.55%	22.46%	1.74%	5.10%	8.89%
Russell 2000® Indexiv	-1.95%	21.48%	0.37%	3.00%	4.02%
Westport Fund – Class Riii	-4.23%	17.31%	3.48%	5.69%	9.05%
Russell Midcap® Indexiv	-2.06%	25.13%	1.22%	4.24%	6.01%

As set forth in the Funds’ prospectus dated May 1, 2010, the actual Total Annual Fund Operating Expenses for Class R shares of the Westport Select Cap Fund and the Westport Fund were 1.37% and 1.31%, respectively at December 31, 2009. Total Annual Fund Operating Expenses for Class R shares include shareholder servicing fees. During the fiscal year ended December 31, 2009, the Class R shares of the Westport Select Cap Fund and the Westport Fund paid shareholder servicing fees equal to 0.14% and 0.12%, respectively. Please see the Funds’ Financial Highlights on pages 19 and 21 for the actual Total Fund Operating Expenses paid for the six-month period ended June 30, 2010. Westport Advisers, LLC has also contractually agreed to waive a portion of its advisory fees and/or assume certain expenses so that Total Annual Fund Operating Expenses do not exceed 1.50% for any class.

#	Performance of the Class R shares of the Westport Fund reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

The following pertains to the chart above as well as to the letter to shareholders on the following pages. Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

*	The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

i	The Class R shares of the Westport Fund and the Westport Select Cap Fund commenced operations on December 31, 1997.
ii
The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 20.

iii	The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares, see the Financial Highlights on page 22.
iv
The Russell Midcap® Index is an index comprised of the 800 smallest companies in the Russell 1000® Index and represents approximately 31% of the total market capitalization of the Russell 1000® Index (an index of the 1,000 largest companies in the Russell 3000® Index representing approximately 90% of the U.S. market). The Russell 2000® Index, representing approximately 10% of the U.S. equity market, is an index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000® Index (an index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. market). You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses. You cannot invest directly in an index.

v	Lipper Multi-Cap Core Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Lipper is an independent ranking organization for the mutual fund industry.

Letter to Shareholders	July 17, 2010

Dear Fellow Shareholder:

The U.S. Government responded to the deflating housing price bubble with highly expansionary monetary and aggressive fiscal policies starting in 2008, which preserved the domestic financial system and gave confidence to investors that a rerun of the early 1930’s would be avoided. A strong rally in equity markets started in March 2009 and carried through year-end. Real GDP turned positive in third quarter 2009 and corporate earnings staged a very strong V-shaped recovery over the last three quarters of 2009 and first quarter of 2010, primarily due to cost cutting. Some investors took this turnaround in real GDP and the strong rebound in earnings as indicators that a stronger than normal post-World War II recovery was underway. Unsurprisingly, the equity market rally continued through April 2010.

The credit-worthiness of the sovereign debt of a number of European Union countries and the resulting need for greater budget stringency became an issue in the second quarter. Chinese leaders recently expressed a desire to slow economic growth to forestall an increase in China’s inflation rate and address excesses in some sectors. These developments have brought into question the assumptions underlying the forecast of continued strong global and U.S. economic growth. The rise in the U.S. dollar versus the Euro in the first half of 2010, especially in May, also pressured the outlook for economic growth in the U.S. by making U.S. exports more expensive. A lack of clarity about further actions from the Federal government to support continued economic recovery and uncertainty about private sector responses, raises the risk profile of potential investments, rendering many financially unacceptable, curtailing economic activity. Taken together, these considerations reduced investors’ expectations for a large earnings gain in 2011 for U.S. companies, which helped to initiate the market slide that began in May.

In the volatile environment of the first half of 2010, the Westport Select Cap Fund provided a total return of 2.6% which exceeded the Fund’s benchmark, the Russell 2000® Index, by 4.5 percentage points. This positive result occurred despite the second, third and fourth largest portfolio holdings, totaling nearly 23% of net asset value, all declining in the period and subtracting more than 4 percentage points from the Fund’s return. The Fund’s largest holding Universal Health Services, Inc., accounting for 9.4% of the Fund’s assets, saw its stock price gain 25% and contributed 3.5 percentage points to first half performance. The second largest contributor to Fund performance was Del Monte Foods Company, adding 1.6 percentage points to the Fund’s performance from a 28% period return, as the Company finished streamlining its operations and finally raised prices enough to fully reflect input cost increases. The third largest contributor during the period at 1.5 percentage points was Baldor Electric Company which saw a sharp rebound in demand for its electric motors, partly due to a new Federal energy standard mandating broader use of energy efficient motors beginning in December 2010. The largest detractor from first half results was the Fund’s investment in the for-profit education companies, DeVry, Inc. and ITT Educational Services, Inc. As has been true for the last year, these counter-cyclical businesses, which provide a broad range of post high school training and degree programs, delivered excellent operational and financial results, but continued to face the prospect of new regulations from the Department of Education that would likely harm their profitability. Over the 12½ years since its inception, the Westport Select Cap Fund’s average annual return is 8.9%, exceeding that of the Russell 2000® Index by an average of 4.9 percentage points per year.

The total return for the Westport Fund for the first half of 2010 was a negative 4.2% compared to a negative 2.1% for its benchmark, the Russell Midcap® Index. Nearly all of the difference in the return during the period can be attributed to the reaction of the Fund’s energy holdings with operations in the deep waters of the Gulf of Mexico to the blowout of BP plc’s exploratory well on its Macondo prospect. At the end of the period, the Fund held a position in the Anadarko Petroleum Corporation (“Anadarko”), which has a 25% working interest in Macondo, production from other deepwater discoveries and a number of other highly promising undrilled deepwater leases. Anadarko’s share price declined nearly 50% from the date of the Macondo blowout to quarter end, equal to nearly 70% of the Fund’s first half underperformance against its benchmark index. Investors are concerned that Anadarko may be responsible for 25% of the ultimate legal liabilities from the largest oil spill in U.S. history that resulted from the blowout. However, Anadarko appears to have legal arguments that could reduce its liability. Plains Exploration and Production Company and Stone Energy Corporation also have prospects and operations in the deep waters of the Gulf of Mexico. It is unclear what new rules and regulations for deep water drilling will be instituted, their effect on deepwater economics, and the timing of a resumption in drilling.

Dr. Pepper Snapple Group, Inc. was the largest positive contributor at 0.9 percentage points, based on a 32% gain in its stock price in the first half. This performance was the result of better than anticipated earnings and the announcement that the Coca-Cola Company would pay $715 million to continue the distribution of certain Dr. Pepper Snapple brands. Other positive contributors in the half included Del Monte Foods Company and Baldor Electric Company, returning 28% and 30%, respectively. Long-term performance for the 12½ year period since inception through first half 2010 saw an average annual return of 9.1% for the Westport Fund versus 6.0% for the Russell Midcap® Index. The Westport Fund’s average annual return over that period compared to the Lipper Multi-Cap Core Index, which reflects results for mutual funds whose portfolios contain small, medium and large cap companies, was an outperformance of slightly more than 6 percentage points.

It should be remembered that historical results are no guarantee of future performance.

Outlook

Budget deficit reduction is being undertaken by a number of European countries to improve the credit worthiness of their sovereign debt. This, along with Chinese actions to slow their economy, is likely to have a negative effect on economic growth in these countries and globally. Recent economic statistics suggest the influence of the Federal government’s aggressive fiscal and monetary stimulus has begun to wane. Inventory replenishment accounted for 60% of real GDP growth in the last 3 quarters. That combined with government fiscal stimulus formed the foundation for the economic recovery. Historically, in a classic recovery, interest sensitive industries such as housing and automotive production respond to pent-up demand and rebound quickly, disproportionally supporting employment growth. The nature of the current downturn has ruled out a classic recovery path. Monetary policy has moved short-term interest rates to near zero and a further major increase in the Fed’s balance sheet is risky. There are limits to deficit financed fiscal spending as recent problems in the European Union have demonstrated. Efforts to transition the U.S. recovery to a self-supporting expansion require a targeted approach with a focus on maintaining an adequate social safety net and growing private sector jobs, subject to balance with practical limits on fiscal and monetary policy.

It may be that the Administration in Washington and Congress are starting to recognize the importance of private sector employment for economic growth and the limitations on deficit financed fiscal stimulus. Last week Treasury Secretary Geithner said that it is the private sector not the government that creates jobs. He also indicated that the Administration might support retaining equality of the tax rate on dividends and capital gains at a maximum of 20%. This policy should help attract capital needed to grow the private sector. Recognizing that there are Congressional elections in early November, will business-oriented support from Washington be more forthcoming? The investment implications of a change in the composition of Congress as a result of these elections could provide the critical support needed for stock market appreciation in the second half of 2010. A reduction in what appears to be Washington’s confrontational attitude toward business might produce a higher valuation for corporate earnings, thereby supporting economic growth.

As confidence in the economy declined in the second quarter and the stock market retreated, the value of S&P 500® Index estimated earnings for this year declined from 14.8 at its peak in April to 12.5 at quarter end as measured by the price earnings ratio. The average annual price earnings ratio since 1945 is 15.2. If the economy can maintain modest growth in the 2% range over the next year without increasing government stimulus, small but positive gains in employment are likely to follow and the outlook for 2011 would be enhanced. As the global economy transitions from recovery, expect volatility in the financial markets as the U.S. and foreign governments work to sustain economic expansion while balancing the risks of fiscal and monetary policy excesses.

We appreciate the confidence of our shareholders as we navigate this volatile and challenging environment.

Sincerely,

Edmund H. Nicklin, Jr.	Andrew J. Knuth

Any opinions of the Portfolio Managers are intended as such and not as statements of fact requiring affirmations.

WESTPORT SELECT CAP FUND PORTFOLIO SUMMARY June 30, 2010

Portfolio Comments

The Westport Select Cap Fund continued its outperformance in the 2010 first half against its benchmark, the Russell 2000® Index. After returning nearly 2 percentage points more than its benchmark in 2009, the Fund provided 4.5 percentage points of outperformance in this year’s first half. Despite negative returns from a number of large portfolio holdings, the Westport Select Cap Fund’s performance for the first half was a positive 2.6%.

The best performing industry group in the first half was Healthcare Products and Services with Universal Health Services, Inc. (“UHS”) (acute care hospitals and behavioral health care) gaining 25% and Psychiatric Solutions, Inc. (“PS”) (behavioral health care) gaining 55%. The gain in these two companies’ stock prices can be attributed largely to the fact that UHS is acquiring PS in a cash transaction. PS shareholders receive a take-over premium and UHS shareholders can benefit from the expected significant addition to the company’s earnings. The second best industry group performance was from Consumer Products and Services which added 2.7 percentage points. Del Monte Foods Company (pet foods, fruits and vegetables) provided the largest single contribution in the group adding 1.6 percentage points as a result of a 28% price gain. The third best performing group was Insurance Brokers which added 1.6 percentage points to the Fund’s performance. Willis Group Holdings plc accounted for most of this with a 14% price gain. Property & Casualty rates and the amount insured per policy seem to be leveling off, a marked improvement from recent years.

The two for-profit education companies in the Fund’s portfolio – DeVry, Inc. and ITT Educational Services, Inc. – continued to be affected by a rewrite of the Department of Education’s (“DOE”) rules for Title IV student loans. The anticipated regulatory changes may reduce growth in student enrollments and profitability per student, but this may be discounted in current market prices. Congress has started to hold hearings on for-profit schools. The probability of legislation and the content of that legislation are difficult to estimate given the early stage, but the DOE’s new rules may obviate the need for Congressional action.

References to specific securities, sectors, and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Fund may not necessarily hold these securities or investments today.

Westport Select Cap Fund (WPSRX) – Portfolio Summary
Average Annual Total Returnsi – June 30, 2010

Fund or Index	Six Months	One Year	Five Years	Ten Years	Since Inceptionii
Westport Select Cap Fund – Class R	2.55%	22.46%	1.74%	5.10%	8.89%
Russell 2000® Index	-1.95%	21.48%	0.37%	3.00%	4.02%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

i
The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 20.

ii	The Class R shares of the Westport Select Cap Fund commenced operations on December 31, 1997.

Representation of Portfolio Holdings
June 30, 2010 (Unaudited)

The illustrations below provide the industry allocations for the Westport Select Cap Fund.

Industry Allocation (% of Net Assets)
Consumer Products & Services	16.5%
Industrial Specialty Products	16.1%
Industrial Services	14.5%
Health Care Products & Services	11.0%
Insurance	7.5%
Business Products & Services	7.3%
Oil & Gas Producers	5.7%
Capital Goods	3.6%
Publishing	2.8%
Security Products & Services	2.3%
Other Holdings	8.3%
Cash & Cash Equivalents	4.4%
Total	100.0%

WESTPORT FUND PORTFOLIO SUMMARY June 30, 2010

Portfolio Comments

Domestic equity markets continued the rally that began in March 2009 through the first four months of 2010. However, during the last two months of the period, the Westport Fund’s benchmark, the Russell Midcap® Index, saw a retracement of early 2010 gains and an additional loss of 2.1% over the period as a whole. The Westport Fund had a negative total return of approximately 4.2% over the period, trailing the Russell Midcap® Index in the first half of 2010 by approximately 2 percentage points, but leading the Lipper Multi-Cap Core Index by 1.5 percentage points. This underperformance versus the Russell Midcap® Index was predominately due to the impact of the blowout of BP plc’s exploratory well on its Macondo prospect in the deepwaters of the Gulf of Mexico on the valuation of the Fund’s Oil and Gas Producer holdings with deepwater Gulf of Mexico interests.

Two other industry groups had a meaningful negative effect. Business Products and Services and Industrial Specialty Products each reduced the Fund’s returns by more than 1 percentage point over the period. There were 13 decliners among the 15 holdings in these two industry groups with only one, Lender Processing Services, Inc. (back office support for mortgage processing) losing more than 0.6 percentage points on a 23% decline in its share price. The unusual degree of highly correlated price movements among portfolio holdings during the first half of 2010 was a reflection of investors reacting more to economic influences than to company specific issues.

Industry groups contributing positively to first half results were Consumer Products and Services, Insurance Brokers and Healthcare Product and Services. Dr. Pepper Snapple Group, Inc. (beverages), Willis Group Holdings plc (insurance brokerage) and Universal Health Services, Inc. (acute care hospitals and behavioral health care) drove results in each of the three respective industry groups, with gains of 32%, 14% and 25%, respectively.

References to specific securities, sectors, and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Fund may not necessarily hold these securities or investments today.

Westport Fund (WPFRX) – Portfolio Summary
Average Annual Total Returnsi – June 30, 2010

Fund or Index	Six Months	One Year	Five Years	Ten Yearsii	Since Inceptionii,iii
Westport Fund – Class R	-4.23%	17.31%	3.48%	5.69%	9.05%
Russell Midcap® Index	-2.06%	25.13%	1.22%	4.24%	6.01%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

i
The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 22.

ii	Performance of the Class R shares reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.
iii	The Class R shares of the Westport Fund commenced operations on December 31, 1997.

Representation of Portfolio Holdings
June 30, 2010 (Unaudited)

The illustrations below provide the industry allocations for the Westport Fund.

Industry Allocation (% of Net Assets)
Business Products & Services	14.7%
Industrial Specialty Products	14.6%
Oil & Gas Producers	11.6%
Consumer Products & Services	10.4%
Chemicals	9.4%
Medical Products & Services	8.6%
Health Care Products & Services	5.4%
Industrial Services	3.2%
Insurance	3.1%
Banks & Thrifts	2.8%
Other Holdings	8.2%
Cash & Cash Equivalents	8.0%
Total	100.0%

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)
COMMON STOCKS — 95.6%	Shares	Market Value
Aircraft Maintenance & Services — 0.6%
AAR Corp.(a)	286,322	$4,793,030

Business Products & Services — 7.3%
Arbitron, Inc.	677,753	17,370,809
CACI International, Inc.(a)	185,900	7,897,032
JDA Software Group, Inc.(a)	206,000	4,527,880
Parametric Technology Corp.(a)	432,804	6,782,039
Synopsys, Inc.(a)	1,063,892	22,203,426
		58,781,186
Capital Goods — 3.6%
Baldor Electric Company	804,002	29,008,392

Communications Equipment & Services — 0.7%
General Communication, Inc. - Class A(a)	739,450	5,612,426

Consumer Products & Services — 16.5%
Big Lots, Inc.(a)	1,313,056	42,135,967
Carter's, Inc.(a)	275,000	7,218,750
Darden Restaurants, Inc.	733,000	28,477,050
Del Monte Foods Company	2,235,154	32,163,866
Orient-Express Hotels Ltd. - Class A(a)	579,100	4,285,340
Ruby Tuesday, Inc.(a)	573,896	4,878,116
Saks, Inc.(a)	912,600	6,926,634
Talbots, Inc.(a)	592,998	6,113,810
		132,199,533
Engineering & Consulting — 1.0%
KBR, Inc.	375,586	7,639,419

Health Care Products & Services — 11.0%
Psychiatric Solutions, Inc.(a)	402,000	13,153,440
Universal Health Services, Inc. - Class B	1,970,400	75,170,760
		88,324,200
Industrial Services — 14.5%
DeVry, Inc.	1,275,000	66,924,750
ITT Educational Services, Inc.(a)	596,000	49,479,920
		116,404,670

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)
COMMON STOCKS — 95.6% (Continued)	Shares	Market Value
Industrial Specialty Products — 16.1%
Charles River Laboratories International, Inc.(a)	701,300	$23,991,473
EMS Technologies, Inc.(a)	252,613	3,794,247
FEI Company(a)	428,030	8,436,471
IPG Photonics Corp.(a)	587,227	8,943,467
Precision Castparts Corp.	642,500	66,126,100
QLogic Corp.(a)	678,209	11,271,834
Rogers Corp.(a)	235,953	6,552,415
		129,116,007
Insurance — 7.5%
Arthur J. Gallagher & Company	328,424	8,006,977
Brown & Brown, Inc.	578,261	11,067,916
Willis Group Holdings plc	1,355,900	40,744,795
		59,819,688
Medical Products & Services — 1.5%
Kinetic Concepts, Inc.(a)	325,250	11,874,878

Oil & Gas Producers — 5.7%
Forest Oil Corp.(a)	905,558	24,776,067
Plains Exploration & Production Company(a)	800,003	16,488,062
Stone Energy Corp.(a)	374,000	4,173,840
		45,437,969
Publishing — 2.8%
John Wiley & Sons, Inc.	590,330	22,828,061

Real Estate & Construction — 0.5%
Forestar Group, Inc.(a)	239,096	4,294,164

Security Products & Services — 2.3%
Checkpoint Systems, Inc.(a)	1,073,637	18,638,338

Other — 4.0%		32,153,320

TOTAL COMMON STOCKS (Cost $511,685,205)		$766,925,281

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)
MONEY MARKETS — 3.9%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	31,559,566	$31,559,566

TOTAL MONEY MARKETS (Cost $31,559,566)		$31,559,566

TOTAL INVESTMENT SECURITIES — 99.5% (Cost $543,244,771)		$798,484,847

OTHER ASSETS AND LIABILITIES — 0.5%		3,873,326

NET ASSETS — 100.0%		$802,358,173

(a)	Non-income producing security.

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)
COMMON STOCKS — 92.0%	Shares	Market Value
Banks & Thrifts — 2.8%
Cullen/Frost Bankers, Inc.	70,000	$3,598,000
State Street Corp.	62,500	2,113,750
SunTrust Banks, Inc.	10,000	233,000
WSFS Financial Corp.	48,546	1,744,258
		7,689,008
Broadcasting/Cable TV/Advertising — 0.6%
Interpublic Group of Companies, Inc.(a)	215,000	1,532,950

Business Products & Services — 14.7%
CA, Inc.	425,089	7,821,638
CACI International, Inc.(a)	35,000	1,486,800
Diebold, Inc.	58,500	1,594,125
Lender Processing Services, Inc.	265,160	8,302,160
Parametric Technology Corp.(a)	402,500	6,307,175
Synopsys, Inc.(a)	430,000	8,974,100
Teradata Corp.(a)	208,190	6,345,631
		40,831,629
Capital Goods — 2.3%
Baldor Electric Company	175,000	6,314,000

Chemicals — 9.4%
Air Products and Chemicals, Inc.	115,000	7,453,150
FMC Corp.	161,416	9,270,121
Praxair, Inc.	123,000	9,346,770
		26,070,041
Consumer Products & Services — 10.4%
American Eagle Outfitters, Inc.	500,000	5,875,000
Del Monte Foods Company	334,000	4,806,260
Dr. Pepper Snapple Group, Inc.	300,000	11,217,000
McCormick & Company, Inc.	180,000	6,832,800
		28,731,060
Engineering & Consulting — 1.2%
Chicago Bridge & Iron Company N.V.(a)	181,600	3,415,896

Health Care Products & Services — 5.4%
CVS/Caremark Corp.	192,090	5,632,079
Laboratory Corporation of America Holdings(a)	72,153	5,436,728
Universal Health Services, Inc. - Class B	103,400	3,944,710
		15,013,517

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)
COMMON STOCKS — 92.0% (Continued)	Shares	Market Value
Industrial Services — 3.2%
Republic Services, Inc.	300,000	$8,919,000

Industrial Specialty Products — 14.6%
Amphenol Corp.	141,300	5,550,264
Charles River Laboratories International, Inc.(a)	135,000	4,618,350
FEI Company(a)	140,000	2,759,400
International Rectifier Corp.(a)	100,246	1,865,578
Pall Corp.	252,500	8,678,425
Precision Castparts Corp.	115,601	11,897,655
Texas Instruments, Inc.	65,064	1,514,690
W.W. Grainger, Inc.	36,372	3,617,195
		40,501,557
Insurance — 3.1%
Brown & Brown, Inc.	200,000	3,828,000
Willis Group Holdings plc	155,000	4,657,750
		8,485,750
Medical Products & Services — 8.6%
Abbott Laboratories	67,500	3,157,650
Beckman Coulter, Inc.	112,434	6,778,646
Kinetic Concepts, Inc.(a)	130,547	4,766,271
Varian Medical Systems, Inc.(a)	175,000	9,149,000
		23,851,567
Oil & Gas Producers — 11.6%
Anadarko Petroleum Corp.	170,000	6,135,300
EOG Resources, Inc.	172,500	16,968,825
Forest Oil Corp.(a)	122,500	3,351,600
Plains Exploration & Production Company(a)	180,824	3,726,783
Stone Energy Corp.(a)	162,541	1,813,957
		31,996,465
Transportation — 1.7%
FedEx Corp.	67,500	4,732,425

Utilities — 2.4%
Entergy Corp.	92,500	6,624,850

TOTAL COMMON STOCKS (Cost $239,326,286)		$254,709,715

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)
MONEY MARKETS — 8.1%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	22,371,391	$22,371,391

TOTAL MONEY MARKETS (Cost $22,371,391)		$22,371,391

TOTAL INVESTMENT SECURITIES — 100.1% (Cost $261,697,677)		$277,081,106

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(171,104)

NET ASSETS — 100.0%		$276,910,002

(a)	Non-income producing security.

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES June 30, 2010 (Unaudited)
	Westport Select Cap Fund	Westport Fund
ASSETS
Investment securities:
At acquisition cost	$543,244,771	$261,697,677
At market value (Note 2)	$798,484,847	$277,081,106
Dividends and interest receivable	808,452	344,444
Receivable for capital shares sold	678,111	188,280
Receivable for securities sold	4,972,724	—
Other assets	83,663	45,270
TOTAL ASSETS	805,027,797	277,659,100

LIABILITIES
Payable for capital shares redeemed	1,474,817	358,533
Payable to Adviser (Note 4)	744,213	214,953
Other accrued expenses and liabilities	450,594	175,612
TOTAL LIABILITIES	2,669,624	749,098

NET ASSETS	$802,358,173	$276,910,002

Net assets consist of:
Paid-in capital	$558,226,582	$263,209,200
Undistributed net investment loss	(2,584,170)	(205,355)
Accumulated net realized loss from security transactions	(8,524,315)	(1,477,272)
Net unrealized appreciation on investments	255,240,076	15,383,429
Net assets	$802,358,173	$276,910,002

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares	$360,043,069	$215,436,848
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	17,580,674	11,600,323
Net asset value, offering price and redemption price per share (Note 2)	$20.48	$18.57

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares	$442,315,104	$61,473,154
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	21,032,471	3,312,467
Net asset value, offering price and redemption price per share (Note 2)	$21.03	$18.56

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF OPERATIONS For the Period Ended June 30, 2010 (Unaudited)
	Westport Select Cap Fund	Westport Fund
INVESTMENT INCOME
Dividends	$2,545,053	$1,492,720
Interest	186	85
TOTAL INVESTMENT INCOME	2,545,239	1,492,805

EXPENSES
Investment advisory fees (Note 4)	4,182,669	1,253,206
Shareholder servicing fees, Class R (Note 4)	242,724	136,804
Transfer agent fees, Class R (Note 4)	226,880	129,441
Administration and accounting services fees (Note 4)	152,097	59,099
Transfer agent fees, Class I (Note 4)	101,080	4,184
Shareholder reporting costs	56,036	15,372
Professional fees	55,559	37,441
Registration fees, Class R	23,803	19,836
Trustees' fees and expenses	15,992	15,992
Compliance fees and expenses	15,840	9,289
Insurance expense	15,671	5,062
Registration fees, Class I	13,389	6,992
Custodian fees	10,681	3,218
Other expenses	16,988	2,224
TOTAL EXPENSES	5,129,409	1,698,160

NET INVESTMENT LOSS	(2,584,170)	(205,355)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss from security transactions	(8,462,175)	—
Net change in unrealized appreciation/depreciation on investments	17,236,919	(14,300,699)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS	8,774,744	(14,300,699)

NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$6,190,574	$(14,506,054)

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	Westport Select Cap Fund		Westport Fund
	For the Period Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009	For the Period Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009
FROM OPERATIONS:
Net investment loss	$(2,584,170)	$(2,343,605)	$(205,355)	$(368,662)
Net realized gains (losses) from security transactions	(8,462,175)	15,710,921	—	(1,466,708)
Net change in unrealized appreciation/depreciation on investments	17,236,919	155,112,190	(14,300,699)	51,363,808
Net increase (decrease) in net assets from operations	6,190,574	168,479,506	(14,506,054)	49,528,438

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains, Class R	—	(3,873,913)	—	—
From realized gains, Class I	—	(6,186,309)	—	—
Decrease in net assets from distributions to shareholders	—	(10,060,222)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
Proceeds from shares sold	167,524,301	102,677,191	63,012,980	113,117,582
Reinvested Dividends	—	3,856,750	—	—
Payments for shares redeemed	(78,433,632)	(192,460,071)	(29,754,224)	(53,154,828)
Net increase (decrease) in net assets from Class R share transactions	89,090,669	(85,926,130)	33,258,756	59,962,754

CLASS I
Proceeds from shares sold	109,592,086	113,107,486	17,791,873	32,093,794
Reinvested Dividends	—	3,761,442	—	—
Payments for shares redeemed	(124,339,635)	(115,735,866)	(3,625,294)	(6,612,836)
Net increase (decrease) in net assets from Class I share transactions	(14,747,549)	1,133,062	14,166,579	25,480,958

Net increase (decrease) in net assets from capital share transactions	74,343,120	(84,793,068)	47,425,335	85,443,712

TOTAL INCREASE IN NET ASSETS	80,533,694	73,626,216	32,919,281	134,972,150

NET ASSETS:
Beginning of period	721,824,479	648,198,263	243,990,721	109,018,571
End of period	$802,358,173	$721,824,479	$276,910,002	$243,990,721

ACCUMULATED NET INVESTMENT LOSS	$(2,584,170)	$0	$(205,355)	$0

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class R
	For the Six Months Ended June 30, 2010 (Unaudited)		For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Net asset value at beginning of period	$19.97		$15.70	$23.31	$24.56	$24.16	$24.06

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.09)	(0.13)	0.11	0.01	(0.18)
Net realized and unrealized gains (losses) on investments	0.58		4.65	(7.48)	1.47	3.00	2.27
Total from investment operations	0.51		4.56	(7.61)	1.58	3.01	2.09

Less distributions:
From net investment income	—		—	—	(0.14)	(0.01)	—
From net realized gains	—		(0.29)	—	(2.69)	(2.59)	(1.99)
From return of capital	—		—	—	—	(0.01)	—
Total distributions	—		(0.29)	—	(2.83)	(2.61)	(1.99)

Net asset value at end of period	$20.48		$19.97	$15.70	$23.31	$24.56	$24.16

Total Return	2.55	%(A)	28.99%	(32.65%)	6.38%	12.41%	8.63%

Net assets at end of period (000’s)	$360,043		$274,861	$301,444	$444,327	$439,959	$440,811

Ratio of net expenses to average net assets	1.36	%(B)	1.37%	1.37%	1.33%	1.32%	1.31%

Ratio of net investment income (loss) to average net assets	(0.75	%)(B)	(0.48%)	(0.60%)	0.41%	0.02%	(0.74%)

Portfolio turnover rate	6	%(A)	6%	4%	6%	7%	2%

(A)	Not Annualized.

(B)	Annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class I
	For the Six Months Ended June 30, 2010 (Unaudited)		For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Net asset value at beginning of period	$20.48		$16.07	$23.80	$24.97	$24.52	$24.34

Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.05)	(0.08)	0.18	0.04	(0.12)
Net realized and unrealized gains (losses) on investments	0.61		4.75	(7.65)	1.50	3.07	2.29
Total from investment operations	0.55		4.70	(7.73)	1.68	3.11	2.17

Less distributions:
From net investment income	—		—	—	(0.16)	(0.04)	—
From net realized gains	—		(0.29)	—	(2.69)	(2.59)	(1.99)
From return of capital	—		—	—	—	(0.03)	—
Total distributions	—		(0.29)	—	(2.85)	(2.66)	(1.99)

Net asset value at end of period	$21.03		$20.48	$16.07	$23.80	$24.97	$24.52

Total Return	2.69	%(A)	29.20%	(32.48%)	6.68%	12.69%	8.86%

Net assets at end of period (000’s)	$442,315		$446,963	$346,754	$506,201	$579,405	$808,546

Ratio of net expenses to average net assets	1.13	%(B)	1.15%	1.15%	1.11%	1.09%	1.09%

Ratio of net investment income (loss) to average net assets	(0.53	%)(B)	(0.25%)	(0.38%)	0.62%	0.13%	(0.49%)

Portfolio turnover rate	6	%(A)	6%	4%	6%	7%	2%

(A)	Not Annualized.

(B)	Annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class R
	For the Six Months Ended June 30, 2010 (Unaudited)		For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Net asset value at beginning of period	$19.39		$14.67	$21.11	$19.21	$18.87	$18.05

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)	(0.04)	0.04	(0.16)	(0.13)
Net realized and unrealized gains (losses) on investments	(0.80)		4.76	(6.35)	2.60	2.67	2.23
Total from investment operations	(0.82)		4.72	(6.39)	2.64	2.51	2.10

Less distributions:
From net investment income	—		—	—	(0.04)	—	—
From net realized gains	—		—	(0.05)	(0.70)	(2.17)	(1.28)
Total distributions	—		—	(0.05)	(0.74)	(2.17)	(1.28)

Net asset value at end of period	$18.57		$19.39	$14.67	$21.11	$19.21	$18.87

Total Return	(4.23	%)(A)	32.17%	(30.28%)	13.71%	13.27%	11.62%

Net assets at end of period (000’s)	$215,437		$193,620	$92,583	$41,975	$34,879	$51,843

Ratio of net expenses to average net assets	1.26	%(B)	1.31%	1.37%	1.49%	1.49%	1.45%

Ratio of net investment income (loss) to average net assets	(0.19	%)(B)	(0.25%)	(0.35%)	0.21%	(0.67%)	(0.63%)

Portfolio turnover rate	0	%(A)	5%	3%	9%	1%	45%

(A)	Not Annualized.

(B)	Annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class I
	For the Six Months Ended June 30, 2010 (Unaudited)		For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Net asset value at beginning of period	$19.35		$14.63	$21.03	$19.14	$18.80	$17.98

Income (loss) from investment operations:
Net investment income (loss)	0.00	(A)	(0.01)	(0.04)	0.04	(0.10)	(0.13)
Net realized and unrealized gains (losses) on investments	(0.79)		4.73	(6.31)	2.59	2.61	2.23
Total from investment operations	(0.79)		4.72	(6.35)	2.63	2.51	2.10

Less distributions:
From net investment income	—		—	—	(0.04)	—	—
From net realized gains	—		—	(0.05)	(0.70)	(2.17)	(1.28)
Total distributions	—		—	(0.05)	(0.74)	(2.17)	(1.28)

Net asset value at end of period	$18.56		$19.35	$14.63	$21.03	$19.14	$18.80

Total Return	(4.08	%)(B)	32.26%	(30.20%)	13.73%	13.32%	11.67%

Net assets at end of period (000’s)	$61,473		$50,371	$16,436	$16,585	$13,570	$9,938

Ratio of net expenses to average net assets	1.06	%(C)	1.15%	1.29%	1.48%	1.45%	1.47%

Ratio of net investment income (loss) to average net assets	0.02	%(C)	(0.07%)	(0.28%)	0.22%	(0.62%)	(0.71%)

Portfolio turnover rate	0	%(B)	5%	3%	9%	1%	45%

(A)	Less than $0.005.

(B)	Not Annualized.

(C)	Annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS June 30, 2010 (Unaudited)

1.	Organization

The Westport Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified, no-load, open-end management investment company. The Trust was organized as a Delaware statutory trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate series: the Westport Select Cap Fund and the Westport Fund (the “Funds”). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Select Cap Fund seeks long-term capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 65% of its net assets in the equity securities of small capitalization companies. A small capitalization company has a market capitalization of $2 billion or less at the time of the Fund’s initial investment. Companies whose capitalization exceeds $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation. Even after the market capitalization of a small cap company exceeds $2 billion, Westport Advisers, LLC (the “Adviser”) may determine that the company continues to present a significant investment opportunity. In such instances, as long as the company’s market capitalization does not exceed $6 billion, the Fund may add to an existing position in that company’s securities by purchasing additional shares. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment goals by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund’s assets and has the same rights, except that (i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

2.	Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

Security valuation – The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m.,

Eastern Time). Securities traded on stock exchanges are valued at the last sale price and securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available, or for which an available market quotation is determined not to be reliable, are valued at their fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. Money market instruments and other debt securities with remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

The Funds did not hold any Level 2 or Level 3 securities during the period ended June 30, 2010.

Westport Select Cap Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$766,925,281	$—	$—	$766,925,281
Money Markets	31,559,566	—	—	31,559,566
Total	$798,484,847	$—	$—	$798,484,847

Westport Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$254,709,715	$—	$—	$254,709,715
Money Markets	22,371,391	—	—	22,371,391
Total	$277,081,106	$—	$—	$277,081,106

*	All sub-categories within common stocks represent level 1 evaluation status.

Share valuation – The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Allocations – Investment income earned, expenses (other than expenses attributable to a specific class), realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated by each Fund daily to each class of its shares based upon its proportionate share of total net assets of the Fund.

Investment income and distributions to shareholders – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Security transactions – Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code of 1986, as amended, available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Funds’ 2009 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The tax character of distributions paid for the year ended December 31, 2009 is as follows:

	Westport Select Cap Fund	Westport Fund
	For the Year Ended Dec. 31, 2009	For the Year Ended Dec. 31, 2009
From ordinary income	$—	$—
From long-term capital gains	10,060,221	—
	$10,060,221	$—

As of December 31, 2009, the Westport Fund had accumulated capital loss carryforwards of $1,052,726 which will all expire in the year 2017. To the extent that a Fund realizes future net capital gains, those gains will be offset by its unused capital loss carryforward.

As of December 31, 2009, the Westport Fund had $413,982 of post-October losses, which were deferred until January 1, 2010 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

At June 30, 2010, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were:

	Westport Select Cap Fund	Westport Fund
Gross Unrealized Appreciation	$308,098,419	$41,475,968
Gross Unrealized Depreciation	(52,920,483)	(26,103,103)
Total Net Unrealized Appreciation	$255,177,936	$15,372,865
Federal Income Tax Cost*	$543,306,911	$261,708,241

*
The difference between federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP.

The following information is computed on a tax basis for each item for the year ended December 31, 2009:

	Westport Select Cap Fund	Westport Fund
Undistributed Ordinary Income	$—	$—
Undistributed Long-term Gains	—	—
Accumulated Capital and Other Losses	—	(1,466,708)
Unrealized Appreciation/Depreciation	237,941,017	29,673,564
Total Accumulated Earnings/(Deficit)	$237,941,017	$28,206,856

3.	Investment Transactions

For the period ended June 30, 2010, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $97,348,877 and $47,658,175, respectively, for the Westport Select Cap Fund, and $46,354,016 and $0, respectively, for the Westport Fund.

4.	Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of the Adviser.

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund, and at an annual rate of 0.90% of average daily net assets for the Westport Fund.

Pursuant to a written contract between the Adviser and the Funds, approved by the Trust’s Board of Trustees, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent “Total Annual Fund Operating Expenses” for each class exceed 1.50% of the Fund’s average daily net assets attributable to that class of shares (the “Expense Limitation Agreement”). The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through April 30, 2011. The expense limitation agreement does not include recapture provisions. No fees were waived by the Adviser for the six months ended June 30, 2010.

ADMINISTRATION AND FUND ACCOUNTING AGREEMENT
Under the Administration and Fund Accounting Agreement, UMB Fund Services, Inc. (“UMBFS”) services include, but are not limited to, the following: calculating daily net asset values for the Funds; maintaining all general ledger accounts and related subledgers; determining and monitoring income and expense accruals; assisting in the acquisition of the Trust’s fidelity bond, monitoring the amount of the bond and making necessary filings with the Securities and Exchange Commission (“SEC”) related thereto; preparing securities notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC related to registration fee payments; preparing financial statements for the annual and semi-annual reports; monitoring each Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; monitoring compliance with the Funds’ investment policies and restrictions; and generally assisting the Trust’s administrative operations.

Under the Administration and Fund Accounting Agreement, UMBFS is entitled to receive an annual asset-based fee, computed daily and payable monthly based on monthly net assets, for administration and fund accounting services of: 4 basis points (0.04%) on the first $500 million in monthly net assets; 3 basis points (0.03%) of monthly net assets over $500 million to $1.5 billion; and 2.5 basis points (0.025%) of monthly net assets in excess of $1.5 billion. UMBFS is also paid a fixed fee of $38,000 per year for UMBFS’ services and is reimbursed for certain of its out-of-pocket expenses.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agency Agreement, UMBFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their account, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, UMBFS receives an annual asset-based fee, computed daily and payable monthly based on monthly net assets and a fixed monthly fee. UMBFS also receives a monthly fee based on the number and type of shareholder accounts. In addition, each Fund reimburses UMBFS out-of-pocket expenses, including, but not limited to, postage and supplies.

SHAREHOLDER SERVICES PLAN
The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions and providing other services as requested by shareholders. For these services each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship. For the period ended June 30, 2010, shareholder servicing fees of $242,724 and $136,804 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

In addition, the Trust receives certain transfer agency services for Class R and Class I shares of each Fund not otherwise provided by the Funds’ transfer agent, from various shareholder servicing agents approved by the Trust’s Board of Trustees. For the period ended June 30, 2010, transfer agent servicing fees of $197,839 and $111,343 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents. In addition, transfer agent servicing fees of $60,334 and $2,304 were paid to third party shareholder servicing agents by Class I shares of the Westport Select Cap Fund and the Westport Fund, respectively, for the period ended June 30, 2010.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement on behalf of the Funds with UMB Distribution Services, LLC. (“UMB Distribution”). Pursuant to the Distribution Agreement, UMB Distribution acts as principal underwriter of each Fund’s shares. UMB Distribution receives no compensation from the Trust for its services and is an affiliate of UMBFS. The Adviser makes certain payments to UMB Distribution out of the Adviser’s resources in recognition of certain distribution-related services provided and licensing and other costs assumed by the Distributor in connection with serving as Distributor to the Funds.

COMPLIANCE SERVICES
Under the terms of the Compliance Services Agreement between the Trust and Vigilant Compliance Services, Inc., (“Vigilant”), Vigilant provided the Chief Compliance Officer (“CCO”) services to the Funds for the period ended June 30, 2010. The CCO reports directly to the Trust’s Board of Trustees and oversees an annual review of the policies and procedures of the Funds and their service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events.

5.	Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

	Westport Select Cap Fund		Westport Fund
	For the Period Ended June 30, 2010	For the Year Ended December 31, 2009	For the Period Ended June 30, 2010	For the Year Ended December 31, 2009
CLASS R
Shares sold	7,367,494	6,083,224	3,113,058	6,985,918
Shares reinvested	—	190,739	—	—
Shares redeemed	(3,552,346)	(11,705,215)	(1,500,798)	(3,309,341)
Net increase (decrease) in shares outstanding	3,815,148	(5,431,252)	1,612,260	3,676,577
Shares outstanding, beginning of period	13,765,526	19,196,778	9,988,063	6,311,486
Shares outstanding, end of period	17,580,674	13,765,526	11,600,323	9,988,063
CLASS I
Shares sold	4,731,474	6,535,972	890,863	1,895,306
Shares reinvested	—	181,362	—	—
Shares redeemed	(5,522,637)	(6,475,265)	(181,328)	(415,918)
Net increase (decrease) in shares outstanding	(791,163)	242,069	709,535	1,479,388
Shares outstanding, beginning of period	21,823,634	21,581,565	2,602,932	1,123,544
Shares outstanding, end of period	21,032,471	21,823,634	3,312,467	2,602,932

6.	Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.	Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date which the financial statements were issued. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

THE WESTPORT FUNDS OTHER ITEMS June 30, 2010 (Unaudited)

Quarterly Portfolio Disclosure

A complete uncertified listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semi-annual reports, is available on the Funds’ website, at http://www.westportfunds.com, within thirty days following the end of each calendar quarter. Interested investors may request a copy of that information, without charge, by calling toll-free 1-888-593-7878. In addition, the Trust files a complete certified listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days following the end of each calendar quarter. The complete listing on Form N-Q (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll-free 1-888-593-7878. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2010 are available (i) on the Funds’ website at http://www.westportfunds.com, (ii) without charge upon request by calling toll-free 1-888-593-7878 or (iii) on the SEC’s website at http://www.sec.gov.

Schedule of Shareholder Expenses (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of The Westport Funds, you do not incur any transaction costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 through June 30, 2010).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2010” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. As a shareholder of the Westport Funds, you do not incur any transaction costs.

		Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Six Months Ended June 30, 2010*	Net Expense Ratio Annualized June 30, 2010	Total Return Ended Six Months June 30, 2010
Westport Select Cap Fund
Class R	Actual	$1,000.00	$1,025.50	$6.84	1.36%	2.55%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.24	$6.82	1.36%	1.82%
Class I	Actual	$1,000.00	$1,026.90	$5.68	1.13%	2.69%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.66	1.13%	1.94%
Westport Fund
Class R	Actual	$1,000.00	$9957.70	$6.13	1.26%	(4.23%)
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.74	$6.32	1.26%	1.87%
Class I	Actual	$1,000.00	$959.20	$5.15	1.06%	(4.08%)
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.30	1.06%	1.97%

*
Expenses are equal to each Fund’s annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by (# of days in most recent fiscal half-year divided by # of days in current fiscal year (181/365) to reflect the one-half year period.

The Westport Funds

Westport Select Cap Fund
Westport Fund

website: www.westportfunds.com

Shareholder Services
1-888-593-7878

Investment Adviser
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601

Board of Trustees
Raymond J. Armstrong
Edward K. Mettelman
Stephen E. Milman
Edmund H. Nicklin, Jr.
D. Bruce Smith, II

Transfer Agent
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Distributor
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

WESTPORT INVESTMENTS

Item 2. Code of Ethics.

Not required in semiannual report filing.

Item 3. Audit Committee Financial Expert.

Not required in semiannual report filing.

Item 4. Principal Accountant Fees and Services

Not required in semiannual report filing.

Item 5. Audit Committee of Listed Registrants.

Not required in semiannual report filing.

Item 6. Schedule of Investments.

The Schedule is included as part of The Westport Funds Semiannual Report filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable in semiannual filing.

(2)	Certifications required pursuant to section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Westport Funds

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:  September 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:  September 1, 2010

By (Signature and Title)

/s/ Terry A. Wettergreen
Terry A. Wettergreen
Treasurer and Chief Financial Officer

Date:  September 1, 2010